UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 30, 2004

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota		55403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 304-6073

Item 2.    Disposition of Assets.

On July 30, 2004, Target Corporation announced that it has completed the sale of its Marshall Field’s business unit to The May Department Stores Company for $3.2 billion in cash.  An additional discussion of the transaction is provided in Target Corporation’s news release of July 30, 2004, which is attached as an exhibit to this report.

A copy of the asset purchase agreement is incorporated by reference in this report.  Reference is made to the asset purchase agreement for a full statement of the terms and conditions of the transaction.

Item 7.    Financial Statements and Exhibits.

(c)                                  Exhibits.

2.                                       Asset Purchase Agreement dated as of June 9, 2004 (exhibits and schedules omitted) (incorporated by reference to Exhibit 2 of Registrant’s current report on Form 8-K filed on June 10, 2004).

99.                                 News release dated July 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: July 30, 2004	/s/ Timothy R. Baer
Timothy R. Baer
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

2.	Asset Purchase Agreement dated as of June 9, 2004 (exhibits and schedules omitted).	Incorporated by Reference

99.	News release dated July 30, 2004.	Filed Electronically